SUPPLEMENT DATED JANUARY 9, 2017 TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2016 FOR
FOREFRONT INCOME TRUST (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information for the Trust (“SAI”), each dated February 1, 2016. Please keep this supplement for future reference.

Effective January 9, 2017:

•	S&Z Fund Services, LLC (“S&Z”), which is located at 145 Pinelawn Road, Suite 200 South, Melville, NY 11747, is the administrator, fund accountant and transfer agent for the Trust; and

•	Foreside Fund Services, LLC (“Foreside”), which is located at Three Canal Plaza, Suite 100, Portland, ME 04101, is the principal underwriter for the Trust.

Accordingly, all references in the Prospectus and SAI to services to be provided by The Nottingham Company or Nottingham Shareholder Services, LLC are revised to reflect that S&Z provides such services and any references to the addresses of such companies are revised to reflect the address of S&Z. Additionally, all references in the Prospectus and SAI to services to be provided by Capital Investment Group, Inc. are revised to reflect that Foreside provides such services and any references to the address of Capital Investment Group, Inc. are revised to reflect the address of Foreside.

The Fund anticipates that it will soon be providing a full prospectus to investors reflecting the above-mentioned changes. If you have any questions regarding this Supplement, please call (844) 348-8778.

Investors Should Retain This Supplement for Future Reference